Investor Update

March 10, 2009

Certain matters discussed in this presentation are "forward-looking statements," involving certain risks, uncertainties, and assumptions, intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. The Company's statements regarding trends in the marketplace and potential future results are examples of such forward-looking statements. The forward-looking statements include, but are not limited to: restrictions imposed by the Company's outstanding indebtedness; changes in the cost and availability of resins (polymers) and other raw materials; general economic conditions; demand for the Company's services and products; business cycles and other industry conditions; international risks; operational risks; currency translation risks; the Company's lack of asset diversification; the Company's ability to manage inventories, develop technology and proprietary know-how, and attract and retain key personnel; as well as other factors detailed in the Company's form 10-K for the fiscal year ended September 30, 2008 and its other filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. Any forward-looking statements are made only as of the date of this presentation, and the Company undertakes no obligation to publicly update any such forward-looking statements to reflect subsequent events or circumstances.

About the Company

ICO is a global provider of polymer compounding, size reduction and specialty services. ICO produces custom polymer powders for rotational molding and other polymer segments, including textiles, metal coatings and masterbatch. ICO remains an industry leader in size reduction, compounding and other tolling services for plastic and non-plastic materials.

ICO's Bayshore Industrial division produces specialty compounds, concentrates, and additives primarily for the plastic film industry.

ICO plants and offices are strategically located around the world to place our products, sales force, and technical expertise within easy reach of our customers.



ICO at a Glance

- 800 Employees
- 20 Plants/Warehouses
- Organized into 5 regions: Bayshore Industrial, ICO Polymers North America, ICO Europe, ICO Asia Pacific, ICO Brazil
- 70% of revenues derived internationally

Revenues for the twelve months ended September 30, 2008

By Region



ICO Polymers North America 10%
ICO Brazil 5%
ICO Europe 46%
ICO Asia Pacific 19%
Bayshore Industrial 20%

By Geography



U.S. 30%
International 70%

Polymer compounding, size reduction and specialty services

ICO's "Fit" in the Value Chain


ASSETS UTILIZED
Drilling rigs, production equipment, etc.
Refinery Processes
Monomer Production
Polymerization Reactors
Post Reactor Processing
Additives
Compounding / grinding
Injection molding, blow molding, rotational molding
Oil & Gas Exploration and Production
Ethane, Propane, Naphtha
Ethylene, Propylene, Styrene, Vinyl Chloride
Polymer Producers: PE, PP, PS, PVC
Processors: ICO Polymers/ Bayshore Industrial
End Product Converters: tank producers, film manufacturers, toy makers, molders

Products & Services

Compounds, including Concentrates Produced by Bayshore Industrial

- Products primarily for the plastic film (packaging) industry
- Products produced include:
  - Masterbatches/Concentrates
  - Specialty compounds
- Markets served:
  - North America
  - Malaysia
  - Select export markets
- Sample applications of our product:
  - Shopping bags
  - Food packaging
  - Industrial Film
  - Electronic packaging

Custom Powders for Rotational molding

- Proprietary **ICORENE®** and **COTENE®** product lines sold across the globe
- Business built on value-adds, such as:
  - Grades tailored to client, driven by application
  - R&D and technical sales support worldwide
  - Partnering with key customers
- Sample applications of our product
  - Water tanks
  - Toys
  - Playground equipment
  - Bins
  - Agricultural Products
  - Kayaks
  - Road "Furniture"

Other Polymer Powder Markets

- Proprietary **ICOTEX™** and **ICOFLO™** lines - for textiles (applications: carpet backing, clothing) and carrier powders for color and additive masterbatch customers
- Regional expertise in other areas such as the oilfield service and metal coating industries

Custom Powders for Rotational molding













We do not manufacture the above items. The above items are an example of applications that our customers manufacture which contain our product.

ICO™

Compounds, including Concentrates Produced by Bayshore Industrial











We do not manufacture the above items. The above items are an example of applications that our customers manufacture which contain our product.

ICO™

Products & Services

Size Reduction Services

- **Ambient Grinding** - high-volume, typically moderate value-add service
- **Cryogenic Grinding** - greater value-add and requiring more technical expertise to serve the market for heat sensitive materials
- **Jet Milling** - greater value-add and requiring more technical expertise for ultrafine particle size
- Other related services:
  - Compounding
  - Blending
  - Packaging
  - Warehousing

- Wide range of tolling opportunities globally, including:
  - Rotomolding
  - Oilfield services
  - Textiles
  - Metal coatings
  - Agricultural
  - Paints
  - Wood composites
  - Soaps/cosmetics

Size Reduction Services











We do not manufacture the above items. The above items are an example of applications that our customers manufacture which contain our product.

Global Platform ICO Europe

Montereau, FR



Soreco, FR



Beaucaire, FR




Iceland
Atlantic Ocean
Norway
Sweden
Finland
North Sea
Estonia
Latvia
Russia
Ireland
Lithuania
Russia
Belarus
Germany
Poland
Czech Rep
Ukraine
Slovakia
Austria
Moldova
Hungary
Romania
Croatia
Caspian Sea
Portugal
Black Sea
Georgia
Azerbaijan
Armenia
Madeira (Portugal)
Corsica, Sardinia (Italy)
Albania
Macedonia
Iran
Turkey
Ibiza, Mallorca, Menorca (Spain)
Morocco
Algeria
Sicily (Italy)
Greece
Syria
Iraq
Cyprus
Lebanon
Malta
Tunisia
Crete (Greece)
Mediterranean Sea
Israel
Libya
Egypt

Gainsborough, UK



’s-Gravendeel, NL



Verolanuova, IT



ICO™

Global Platform
ICO North America

Fontana, CA



China, TX



Bayshore MB Compounding - LaPorte, TX





Canada
Washington
Oregon
Idaho
Montana
Wyoming
North Dakota
South Dakota
Nebraska
Minnesota
Iowa
Wisconsin
Michigan
Illinois
Indiana
Ohio
Nevada
Utah
Colorado
USA
Kansas
Missouri
Kentucky
Virginia
North Carolina
South Carolina
Oklahoma
Arkansas
Mississippi
Alabama
Arizona
New Mexico
Texas
Louisiana
Florida
Maine
Vermont
New Hampshire
Massachusetts
Rhode Island
Connecticut
New York
New Jersey
Delaware
Maryland
Mexico
Pacific Ocean
Gulf of Mexico
Atlantic Ocean
Bahamas
Cuba

Allentown, PA



East Chicago, IN



Grand Junction, TN



Global Platform ICO Asia Pacific

ICO Malaysia



ICO Australia Brisbane





ICO Australia Melbourne



ICO New Zealand



Global Platform ICO Polymers Brazil

Belo Horizonte


ICO


Caribbean Sea
Panama
Trinidad and Tobago
Venezuela
Guyana
Surinam
French Guiana
Colombia
Ecuador
Peru
Brazil
Bolivia
Pacific Ocean
Paraguay
Chile
Uruguay
Argentina
Atlantic Ocean
Falkland Islands (UK)
South Georgia (UK)
Cape Horn

Bahia


ICO

Americana



Historical Financial Performance


Revenues ($ in millions)
$257.5
$296.6
$324.3
$417.9
$446.7
04
05
06
07
08


Operating income ($ in millions)
$5.2
$8.2
$21.3
$29.8
$25.7
04
05
06
07
08

Operating Margin Breakdown


22%
20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
16%
9%
6%
18%
9%
7%
20%
11%
7%
18%
12%
3%
19%
13%
2%
FY 2008
FY 2007
FY 2006
FY2005
FY2004
Gross Margin
SG&A
Operating Margin

FY2008 Return on Assets by Business Segment


100.0
90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
-
In 000's of US$
35%
30%
25%
20%
15%
10%
5%
0%
ROA %
30%
15%
19%
11%
3%
ICO Europe
Bayshore Industrial
ICO Asia Pacific
ICO Polymers North America
ICO Brazil
FY08 Operating Income
Total Assets as of September 30, 2008
ROA %

(a) ROA is calculated by dividing operating income by total assets.

Operating Income

3 Year Historical Average

	Fiscal Year 2008	Fiscal Year 2007	Fiscal Year 2006	3 Year Average
	(In $ Millions)			
ICO Europe	$ 13.2	$ 9.0	$ 6.0	$ 9.4
Bayshore Industrial	10.2	15.4	14.8	13.5
ICO Asia Pacific	1.8	5.9	2.4	3.4
ICO Polymers North America	5.6	6.0	5.0	5.6
ICO Brazil	1.0	0.3	(0.5)	0.3
Unallocated General Corporate Expenses	(6.2)	(6.8)	(6.5)	(6.5)
Total	$ 25.7	$ 29.8	$ 21.3	$ 25.6

ICO™

Historical Financial Performance

First Quarter 2009 Financial Highlights:

- Revenues of $79.4 million, a decrease of $31.5 million or 28% from the prior year
- Volumes declined 21% compared to the prior year due to global economic downturn and unfavorable resin price environment
- Operating income declined $6.9 million to a loss of $0.4 million as a result of lower volumes sold and unfavorable resin price environment
- Net debt (defined as total debt less cash) decreased $12.5 million or 28%
- Cash Flow from Operating activities, less Capital expenditures increased to positive $12.3M in Q109 from negative $13.9M in Q108

$ in millions, except per share data

	Q1 2009	Q1 2008	Q4 2008	FY 2008	FY 2007
Revenues	**$ 79.4**	**$ 110.9**	**$ 108.0**	**$ 446.7**	**$ 417.9**
Gross Profit	10.1	19.1	16.3	73.1	73.7
Gross Margin	**12.7%**	**17.2%**	**15.1%**	**16.4%**	**17.6%**
Operating Income (Loss)	(0.4)	6.5	4.1	25.7	29.8
Income (Loss) from Continuing Operations	**(1.1)**	**3.5**	**2.2**	**15.4**	**19.8**
EPS-Diluted from Continuing Operations	$ (0.04)	$ 0.13	$ 0.08	$ 0.55	$ 0.71
Volumes (Metric Tons)	64,600	81,900	73,100	318,700	338,500
Cash Flow from Operating activities, Less Cap-X	$ 12.3	$ (13.9)	$ 7.4	$ 2.6	$ 8.4

Historical Financial Performance- Cont'd

$ in millions

	December 31, 2008	September 30, 2008	September 30, 2007
Cash	**$ 11.0**	**$ 5.6**	**$ 8.6**
Total Debt	42.8	49.9	57.3
Net Debt	31.9	44.3	48.7
Working Capital, minus cash	**47.5**	**61.4**	**49.3**
Equity	99.2	107.8	91.0
Net Debt-to-capitalization	**24.3%**	**29.1%**	**34.9%**



Net Debt, Equity Position and Net Debt-to-Capitalization
Millions of US$
120.0
100.0
80.0
60.0
40.0
20.0
-
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
September 07
September 08
December 08
Net Debt
Total Stockholders' Equity
Net Debt to Capitalization

Value Creation Opportunities – FY 2009 and Beyond

- Capitalize on global platform
  - Cultivate global customer relationships
  - Further develop strategic raw material supply relationships
- Profitably grow our business in Brazil and South America
- Expand Bayshore product line globally
- Explore expansion opportunities in Malaysia
- Optimize operations in Australia and New Zealand
- Continue product development efforts in all fields we operate, including oilfield service
- Seed product into India market from existing locations
- Explore potential strategic acquisitions